Exhibit 99.9

Entity 68

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

Audited reconciliation of financial statements to

Unites States Generally Accepted Accounting Principle (US. GAAP)

for the year ended 31 December 2020

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

CONTENTS

Page(s)

REPORT OF DIRECTOR	1 - 2
INDEPENDENT AUDITORS’ REPORT	3 - 4
AUDITED RECONCILIATION OF FINANCIAL STATEMENTS
Reconciliation statement of operation	5
Statement of operation	6
Balance sheets	7 – 9
Note to the financial statements	10 - 18

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

REPORT OF DIRECTOR

Director of Unique Logistics International (Vietnam) Co., Ltd. (“The Company”) has the pleasure in presenting this report and the Company’s audited reconciliation of financial statements to US. GAAP for the year ended 31 December 2020.

1.	General information

Unique Logistics International (Vietnam) Co., Ltd. is limited liability company with two or more members incorporated in Vietnam pursuant to the Business Registration Certificate No, 0310403753 on 11 October 2010 and the next amendments with the latest amendments registered on the 4th amendment issued on 23 July 2020 issued by the Planning and Investment Department of Ho Chi Minh City regarding the changes of owners’ equity.

Operating duration of the Company is 20 years since 11 October 2010

The Company’s head office

- Address	:	No,181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City
- Telephone	:	028 3822 2352
- Fax	:	028 3829 5440

The Company has a branch in Hanoi operated according to the first Registration Certificate No, 0310403753-001 on 24 June 2011 and the next amendments with the latest amendments registered on the fifth amendment on 03 August 2020 issued by the Planning and Investment Department of Hanoi City.

The branch office is located at Floor 5, Han Viet Building, 203 Minh Khai Street, Minh Khai Ward, Hai Ba Trung District, Ha Noi City.

According to the third amendment Investment Registration Certificate dated 28 October 2020, the principal activities of the Company are to provide forwarding services

In 2020, the main activities of the Company are to provide forwarding services.

2.	The member of Member Council and Director

Members of Member Council and Director during the financial year and at the date of this report are:

Member Council

Full name	Nationality	Position
Mr, Lee, Patrick Man Bun	Canadian	Chairman
Mr, Tran Duy Hoa	Vietnamese	Member

Director

Full name	Position
Mr, Tran Duy Hoa	Director

Legal representative

The legal representative of the Company during the financial year and at the date of this report is

Mr, Tran Duy Hoa	Director

3.	Events since the balance sheet date

There have been no significant events occurring after the balance sheet date which would require adjustments or disclosures to be made in the financial statements.

1

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

REPORT OF DIRECTOR

4.	Auditors

AFC Vietnam Auditing Company Limited has been appointed to perform the audit for the year ended 31 December 2020.

5.	Publication of the financial statements

Director does hereby publish that the accompanying reconciliation of financial statements to US. GAAP which give a true and fair view of the financial position of the Company as at 31 December 2020 and the results of its operations of the Company for the year then ended in accordance with the Unites States Generally Accepted Accounting Principle (US GAAP) and the statutory requirements relevant to preparation and presentation of the financial statements.

TRAN DUY HOA
Director
Ho Chi Minh City, 15 August 2021

2

INDEPENDENT AUDITORS’ REPORT

To:	The members of Member Council and Director
Unique Logistics International (Vietnam) Co., Ltd.

We have audited the accompanying reconciliation of financial statements to US GAAP of Unique Logistics International (Vietnam) Co., Ltd. prepared on 15 August 2021 and set out from pages from 5 to 21, which comprise the balance sheet as at 31 December 2020, and the statement of operations for the year then ended and Note to the financial statements thereto.

Director’s Responsibility for the Financial Statements

Director is responsible for the preparation and fair presentation of these financial statements in accordance with the Unites States Generally Accepted Accounting Principle and comply with relevant statutory requirements to preparation and presentation of the financial statements and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit, We conducted our audit in accordance with International Standards on Auditing. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatements of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by Director, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for audit opinion.

Auditor’s opinion

In our opinion, the accompanying financial statements give a true and fair view, in all material respects, of the reconciliation of financial statements of Unique Logistics International (Vietnam) Co., Ltd. as at 31 December 2020 included balance sheets and statement of operations for the year then ended in accordance with the Unites States Generally Accepted Accounting Principles and the statutory requirements relevant to preparation and presentation of the financial statements.

3

INDEPENDENT AUDITORS’ REPORT

(Cont.)

Limitation

Without qualifying our above opinion, we would like to note that the financial statements are prepared for the purpose of internal management of Unique Logistics International (Vietnam) Co., Ltd. Therefore, this report may not be appropriate for any other purpose. Our audit report is only for Unique Logistics International (Vietnam) Co., Ltd. and its partners. It is not available to any other parties than Unique Logistics International (Vietnam) Co., Ltd.

Other matters

Unique Logistics International (Vietnam) Co., Ltd, has prepared other financial statements for the purpose of its tax finalization for the financial year-ended 31 December 2020 in accordance with Vietnamese Accounting Standards and Vietnamese Accounting System relating to preparation and presentation of the financial statements. These financial statements have been audited by another Auditor.

Unique Logistics International (Vietnam) Co., Ltd, has prepared other financial statements for the purpose of internal management for the financial year ended 31 December 2020 in accordance with Vietnamese Accounting Standards and Vietnamese Accounting System (VAS) relating to preparation and presentation of the financial statements dated 09 March 2021.

/s/ DANG THI MY VAN	/s/ NGUYEN NGOC ANH TRUC

General Director	Auditor
Audit Practicing Registration Certificate No, 0173-2018-009-1	Audit Practicing Registration Certificate No, 5517-2021-009-1
AFC VIETNAM AUDITING COMPANY LIMITED
Ho Chi Minh City, 15 August 2021

4

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

RECONCILIATION STATEMENT OF OPERATIONS

For the financial year ended 31 December 2020

	2020	2019
	USD	USD

Net profit/(loss) after tax, reported	1,567,733.56	410,221.10

Adjustment
Labour cost due to incentive in year	(80,230.70)	2,733.36
Current CIT expenses	-	(546.67)
Total adjustment	(80,230.70)	2,186.69

Net profit/(loss) after tax, US. GAAP	1,487,502.86	412,407.79

Other comprehensive, reported
Translation adjustment	42,444.68	4,588.93

Comprehensive, US. GAAP	1,529,947.54	416,996.72

LE THI NGOC AI	LE THI NGOC AI	TRAN DUY HOA
Preparer	Chief Accountant	Director
Ho Chi Minh City, 15 August 2021

5

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

STATEMENT OF OPERATIONS

For the financial year ended 31 December 2020

	2020	2019
	USD	USD

Net service sales	30,858,740.07	8,963,487.52
Total net sales	30,858,740.07	8,963,487.52

Cost of service sales	27,688,906.80	7,750,152.13
Total cost of sales	27,688,906.80	7,750,152.13

Gross profit/(loss)	3,169,833.27	1,213,335.39

Selling, general and administrative expenses	1,083,749.18	690,478.87
Income from operations	2,086,084.09	522,856.52

Interest and others, net	(200,637.64)	(7,346.79)
Income before income taxes	1,885,446.45	515,509.73

Income tax expense	397,943.59	103,101.94
Net income	1,487,502.86	412,407.79

LE THI NGOC AI	LE THI NGOC AI	TRAN DUY HOA
Preparer	Chief Accountant	Director
Ho Chi Minh City, 15 August 2021

6

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

BALANCE SHEET

As at 31 December 2020

	Reported	Increase/ (Decrease)	US GAAP
	USD	USD	USD

CURRENT ASSETS	8,152,603.09	12,784.57	8,165,387.66
Cash and cash equivalents	516,501.72	-	516,501.72
Current account receivables	7,623,365.54	-	7,623,365.54
Other current receivables	-	1,239.87	1,239.87
Current advances to supplies	30.35	(30.35)	-
Other current assets	1,239.87	(1,239.87)	-
Current prepaid expenses	11,465.61	12,814.92	24,280.53

NON-CURRENT ASSETS	49,344.55	(12,784.57)	36,559.98
Other non-current receivables	36,559.98	-	36,559.98
Non-current prepaid expenses	12,784.57	(12,784.57)	-
TOTAL ASSETS	8,201,947.64	-	8,201,947.64

LIABILITIES	6,016,328.85	78,024.53	6,094,353.38
Current liabilities	5,913,761.84	78,024.52	5,991,786.36
Current account payables (Obligation in Operating cycles)	2,804,022.60	1,674,284.99	4,478,307.59
Current advance from customers	3,032.95	(3,032.95)	-
Taxes and obligation payable to the State	624,198.10	(624,198.10)	-
Payable to employees	222,548.16	(222,548.16)	-
Current accrued expenses	98,599.98	(98,599.98)	-
Other current liability	1,023,630.33	(647,881.28)	375,749.05
Current loan and finance lease	1,137,729.72	-	1,137,729.72

Non-current liabilities	102,567.01	0.01	102,567.02
Non-current obligation in Operating cycles	-	2,502.32	2,502.32
Non-current accrued expenses	2,416.05	(2,416.05)	-
Other non-current liabilities	86.26	(86.26)	-
Non-current loans and finance lease	100,064.70	-	100,064.70

OWNER’S EQUITY	2,185,618.79	(78,024.53)	2,107,594.26
Owners’ invested equity	143,754.06	16,895.94	160,650.00
Retained earnings	2,041,864.73	(94,920.47)	1,946,944.26
TOTAL RESOURCES	8,201,947.64	0.00	8,201,947.64

LE THI NGOC AI	LE THI NGOC AI	TRAN DUY HOA
Preparer	Chief Accountant	Director
Ho Chi Minh City, 15 August 2021

7

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

BALANCE SHEET

As at 31 December 2019

	Reported	Increase/ (Decrease)	US. GAAP
	USD	USD	USD

CURRENT ASSETS	2,287,834.07	6,673.28	2,294,507.35
Cash and cash equivalents	325,896.00	-	325,896.00
Current trade receivables	1,106,565.38	849,497.18	1,956,062.56
Other current receivables	849,497.18	(849,497.18)	-
Current prepaid expenses	5,875.51	6,673.28	12,548.79

NON-CURRENT ASSETS	19,276.23	(6,673.28)	12,602.95
Other non-current receivables	12,602.95	-	12,602.95
Non-current prepaid expenses	6,673.28	(6,673.28)	-
TOTAL ASSETS	2,307,110.30	0.00	2,307,110.30

LIABILITIES	991,745.42	(2,188.09)	989,557.33
Current liabilities	991,659.32	(2,188.09)	989,471.23
Current account payables (Obligation in Operating cycles)	544,757.78	344,734.97	889,492.75
Taxes and obligation payable to the State	278,715.11	(278,715.11)	-
Payable to employees	49,875.70	(49,875.70)	-
Current accrued expenses	18,332.25	(18,332.25)	-
Current loan and finance lease	99,978.48	-	99,978.48

Long-term liabilities	86.10	-	86.10
Non-current obligation in Operating cycles	-	86.10	86.10
Other long-term liabilities	86.10	(86.10)	-

OWNER’S EQUITY	1,315,364.88	2,188.09	1,317,552.97
Owners’ invested equity	143,288.74	17,361.26	160,650.00
Retained earnings	1,172,076.14	(15,173.17)	1,156,902.97
TOTAL RESOURCES	2,307,110.30	0.00	2,307,110.30

LE THI NGOC AI	LE THI NGOC AI	TRAN DUY HOA
Preparer	Chief Accountant	Director
Ho Chi Minh City, 15 August 2021

8

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

BALANCE SHEET

As at 01 January 2019

	Reported	Increase/ (Decrease)	US. GAAP
	USD	USD	USD

CURRENT ASSETS	1,883,908.30	3,816.53	1,887,724.83
Cash and cash equivalents	103,722.77	-	103,722.77
Current trade receivables	1,041,967.53	721,598.55	1,763,566.08
Other current receivables	721,598.55	(710,598.41)	11,000.14
Current prepaid expenses	5,619.32	3,816.52	9,435.84
VAT deductibles	11,000.13	(11,000.13)	-

NON-CURRENT ASSETS	15,560.06	(3,816.52)	11,743.54
Other non-current receivables	11,743.54	-	11,743.54
Non-current prepaid expenses	3,816.52	(3,816.52)	-
TOTAL ASSETS	1,899,468.36	0.01	1,899,468.37

LIABILITIES	998,912.11	(0.01)	998,912.10
Current liabilities	998,912.11	(0.01)	998,912.10
Current account payables (Obligation in Operating cycles)	443,944.77	339,577.95	783,522.72
Taxes and obligation payable to the State	234,459.01	(234,459.01)	-
Payables to employees	95,465.12	(95,465.12)	-
Current accrued expenses	9,653.83	(9,653.83)	-
Other current liability	116,190.63	-	116,190.63
Current loan and finance lease	99,198.75	-	99,198.75

OWNER’S EQUITY	900,556.25	0.02	900,556.27
Owners’ invested capital	143,134.30	17,515.70	160,650.00
Undistributed profit after tax	757,421.95	(17,515.68)	739,906.27
TOTAL RESOURCES	1,899,468.36	0.01	1,899,468.37

-
LE THI NGOC AI	LE THI NGOC AI	TRAN DUY HOA
Preparer	Chief accountant	Director
Ho Chi Minh City, 15 August 2021

9

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTE TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

There notes form an integral part of and should be read in conjunction with the accompanying financial statements.

1.	BUSINESS HIGHLIGHT

1.1	Ownership structure

Unique Logistics International (Vietnam) Co., Ltd. is limited liability company with two or more members incorporated in Vietnam pursuant to the Business Registration Certificate No. 0310403753 on 11 October 2010 and the next amendments with the latest amendments registered on the 4th amendment issued on 23 July 2020 issued by the Planning and Investment Department of Ho Chi Minh City regarding the changes of owners’ equity.

1.2	Scope of business activities

The scope of business activities is to provide forwarding services.

1.3	The principal activities

According to the third amendment Investment Registration Certificate dated 28 October 2020, the Company’s principal activities are to provide forwarding services.

In 2020, the main activities of the Company are to provide forwarding services.

1.4	Normal business cycle

The normal business cycle of the Company is not exceeding 12 months.

1.5	Statement of comparative presentation of information in the financial statements

The figures are presented in the financial statements for the financial year ended 31 December 2020 compared with the corresponding figures of previous year.

1.6	The number of employees

The number of the Company’s employees as at 31 December 2020 was 53 (as at 31 December 2019 the number of employees was 37).

2.	FINANCIAL YEAR, ACCOUNTING CURRENCY ACCOUNTING

2.1	Financial year

The Company’s financial year starts from 01 January and ends at 31 December annual.

2.2	Accounting currency

The Company maintains its accounting records in Viet Nam Dong (“VND”).

3.	ACCOUNTING STANDARDS AND SYSTEM

As at 31 December 2020 and for the financial year ended 31 December 2020 and 2019 (audited)

The reconciliation of the audited financial statements to Unites Statess generally accepted accounting principles (U.S. GAAP) as at 31 December 2020 and for the financial year ended 31 December 2020 and 2019, has been prepared following the same accounting policies and methods of computation as the reconciliation of the financial statements to U.S. GAAP for the year ended 31 December 2019. The disclosures provided below are incremental to those included with the annual financial statements and the reconciliation of those financial statements to U.S. GAAP.

10

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTE TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

The reconciliation of the audited financial statements to U.S. GAAP should be read in conjunction with the financial statements and the reconciliation of the consolidated financial statements to U.S. GAAP for the year ended 31 December 2019.

The significant differences between Vietnamese Accounting Standards and Vietnamese Accounting Systems as they apply to Unique Logistics International (Vietnam) Co., Ltd. are as follows:

a.	According to ASC 606 Revenue from Contracts with Customers, revenue is recognised when control of the promised good and service is transfers to the Company’s customers. In an amount that reflects the consideration, the Company expects to receive in exchange of service. The Company recognizes revenue upon meeting each performance obligations based on the allocated amount of the total consideration of the contract to each specific performance obligations.

According to VAS 14 Revenue and other income, the revenue of transaction related to the services is recorded when the result of the transaction can be measured reliably. In case that the services are to be provided in many accounting periods, the determination of sales in each period is done on the basis of the service completion rate as of the balance sheet date. Revenue is recognized upon completion of services provided when satisfy all four conditions:

●	Revenue can be measured reliably;
●	It is possible to obtain economic benefits from the service provision transaction;
●	The work volume finished on the date of making the accounting balance sheet can be determined;
●	The costs incurred from the service provision transaction and the costs of its completion can be determined.

There is no any difference relating to the revenue recognition policies between US. GAAP and VAS. Therefore, no need to make any adjustment with the Company’s revenue.

b.	In 2021, the Company recognized an additional bonus expense for sales staff in 2020 with the amount of USD 80,230.70. The adjustment to increase expenses in 2020 does not reduce the CIT expense in 2020 because this expense is an expense that is not deductible when calculating CIT. It makes profit after tax in 2020 decrease USD 80,230.70. Under US. GAAP, any error in the financial statement statements of 2020 discovered after the financial statements are issued or available to be issued in 2021 shall be reported as an error correction by restating the financial year 2020.

c.	Under US. GAAP, prepaid expenses include insurance, interest, rents, taxes, unused royalties, current paid advertising service not yet received, operating supplies and paid in advance. Current advances to suppliers in VAS classified as current prepaid expenses.

d.	Under US. GAAP, other assets include: cash and claims to cash that are restricted as to withdrawal or use for other than current operations, as designated for expenditure in the acquisition or construction of noncurrent assets, or are segregated for the liquidation of long-term debts; investments in securities or advances that have been made for the purpose of control, affiliation, or other continuing business advantage; receivables arising from unusual transactions that are not expected to be collected with in 12 months; cash surrender value of life insurance policies; land and other natural resources; depreciable assets… VAT deductibles, which classified as other current assets in VAS, classified as other current receivables.

e.	Under US. GAAP, prepaid expenses are not current assets in the sense that they will be converted into cash but in the sense that, if not paid in advance, they would require the use of current assets during operating cycle. Non-current prepaid expenses in VAS classified as current prepaid expenses.

11

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTE TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

f.	Under US. GAAP, obligations in the operating cycle include: payables incurred in the acquisition of materials and supplies to be used in the production of good or in providing services to be offered for sales; collection received in advance of the delivery of goods or performance of service; debts that arise from operation directly related to the operating cycles, such as accrual for wage, salaries, commission, rentals, royalties, and income and other taxes. Current advance from customers, Statutory obligations, payables to employees, current/ non-current accrued expenses, payables due to paying on behalf in VAS classified as Obligation in the operating cycle.

g.	According to Note 2.2, the Company maintains its accounting records in Viet Nam Dong. Financial statements prepared in VND are translated to USD for publishing with relating parties under bellowing principles:

-	For all items which is reclassifying as assets, the buying exchange at 31 December 2020 of HSBC Bank (Vietnam) Ltd. – Ho Chi Minh City branch shall be used with the mount VND 23,005/ USD;
-	For all items which is reclassifying as assets, the buying exchange at 31 December 2020 of HSBC Bank (Vietnam) Ltd. – Ho Chi Minh City branch shall be used with the mount VND 23,185/ USD;
-	For owner’s equity which is contributed by owners, the exchange rate at the investment date shall be used;
-	For all items in Statement of Operations, the approximate exchange rate in 2020 shall be used.

Translation adjustment result from the process of translating that entity’s financial statements into the reporting currency. Translation adjustments shall not be included in determining net income but shall be reported in other comprehensive income.

As at 31 December 2019 and for the financial year ended 31 December 2019

The reconciliation of the audited financial statements to United States generally accepted accounting principles (U.S. GAAP) as at 31 December 2019 and for the financial year ended 31 December 2019, has been prepared following the United States generally accepted accounting principles. The disclosures provided below are incremental to those included with the annual financial statements and the reconciliation of those financial statements to U.S. GAAP.

The significant differences between Vietnamese Accounting Standards and Vietnamese Accounting Systems as they apply to Unique Logistics International (Vietnam) Co., Ltd. are as follows:

a.	According to ASC 606 Revenue from Contracts with Customers, revenue is recognised when control of the promised good and service is transfers to the Company’s customers. In an amount that reflects the consideration, the Company expects to receive in exchange of service. The Company recognizes revenue upon meeting each performance obligations based on the allocated amount of the total consideration of the contract to each specific performance obligations.

According to VAS 14 Revenue and other income, the revenue of transaction related to the services is recorded when the result of the transaction can be measured reliably. In case that the services are to be provided in many accounting periods, the determination of sales in each period is done on the basis of the service completion rate as of the balance sheet date. Revenue is recognized upon completion of services provided when satisfy all four conditions:

●	Revenue can be measured reliably;
●	It is possible to obtain economic benefits from the service provision transaction;
●	The work volume finished on the date of making the accounting balance sheet can be determined;
●	The costs incurred from the service provision transaction and the costs of its completion can be determined.

12

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTE TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

There is no any difference relating to the revenue recognition policies between US. GAAP and VAS. Therefore, no need to make any adjustment with the Company’s revenue.

b.	In 2021, the Company reduced the bonus expenses for sales staff in 2019 to USD 2,733.36. The effect of this downward adjustment makes the CIT expense of 2019 decrease USD 546.67. Total effect of adjustment in 2019 is USD 2.186,69. Under US. GAAP, any error in the financial statement statements of 2019 discovered after the financial statements are issued or available to be issued in 2021 shall be reported as an error correction by restating the financial year 2019.

c.	Under US. GAAP, receivables due to receiving on behalf is classified account receivables. Other current account receivables in VAS classified as account receivables.

d.	Under US. GAAP, prepaid expenses are not current assets in the sense that they will be converted into cash but in the sense that, if not paid in advance, they would require the use of current assets during operating cycle. Non-current prepaid expenses in VAS classified as current prepaid expenses.

e.	Under US. GAAP, obligations in the operating cycle include: payables incurred in the acquisition of materials and supplies to be used in the production of good or in providing services to be offered for sales; collection received in advance of the delivery of goods or performance of service; debts that arise from operation directly related to the operating cycles, such as accrual for wage, salaries, commission, rentals, royalties, and income and other taxes. Current advance from customers, Statutory obligations, payables to employees, current/ non-current accrued expenses, payables due to paying on behalf in VAS classified as Obligation in the operating cycle.

f.	According to Note 2.2, the Company maintains its accounting records in Viet Nam Dong. Financial statements prepared in VND are translated to USD for publishing with relating parties under bellowing principles:

-	For all items which is reclassifying as assets, the buying exchange at 31 December 2020 of HSBC Bank (Vietnam) Ltd. – Ho Chi Minh City branch shall be used with the mount VND 23,110/ USD;
-	For all items which is reclassifying as assets, the buying exchange at 31 December 2020 of HSBC Bank (Vietnam) Ltd. – Ho Chi Minh City branch shall be used with the mount VND 23,230/ USD;
-	For owner’s equity which is contributed by owners, the exchange rate at the investment date shall be used;
-	For all items in Statement of Operations, the approximate exchange rate in 2020 shall be used.

Translation adjustment result from the process of translating that entity’s financial statements into the reporting currency. Translation adjustments shall not be included in determining net income but shall be reported in other comprehensive income.

As at 01 January 2019

The significant differences between Vietnamese Accounting Standards and Vietnamese Accounting Systems as they apply to Unique Logistics International (Vietnam) Co., Ltd. are as follows:

a.	In 2020, the Company recognized an additional bonus expense for sales staff in 2018 with the amount of USD 82,811.17. The adjustment to increase expenses in 2020 does not reduce the CIT expense in 2018 because this expense is an expense that is not deductible when calculating CIT. Under US. GAAP, any error in the financial statement statements of 2018 discovered after the financial statements were issued in 2019 shall be restating the opening balance. The effect of restating the opening balance is as follows:

13

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTE TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

	31/12/2018 Reported	Increase/ (Decrease)	01/01/2019 Restated
	USD	USD	USD

Balance sheet
Payables to employees	12,653.95	82,811.17	95,465.12
Undistributed profit after tax	840,233.12	(82,811.17)	757.421,95

b.	Under US. GAAP, receivables due to receiving on behalf is classified account receivables. Other current account receivables in VAS classified as account receivables.

c.	Under US. GAAP, prepaid expenses are not current assets in the sense that they will be converted into cash but in the sense that, if not paid in advance, they would require the use of current assets during operating cycle. Non-current prepaid expenses in VAS classified as current prepaid expenses.

d.	Under US. GAAP, other assets include: cash and claims to cash that are restricted as to withdrawal or use for other than current operations, as designated for expenditure in the acquisition or construction of noncurrent assets, or are segregated for the liquidation of long-term debts; investments in securities or advances that have been made for the purpose of control, affiliation, or other continuing business advantage; receivables arising from unusual transactions that are not expected to be collected with-in 12 months; cash surrender value of life insurance policies; land and other natural resources; depreciable assets… VAT deductibles, which classified as other current assets in VAS, classified as other current receivables.

e.	Under US. GAAP, obligations in the operating cycle include: payables incurred in the acquisition of materials and supplies to be used in the production of good or in providing services to be offered for sales; collection received in advance of the delivery of goods or performance of service; debts that arise from operation directly related to the operating cycles, such as accrual for wage, salaries, commission, rentals, royalties, and income and other taxes. Current advance from customers, Statutory obligations, payables to employees, current/ non-current accrued expenses, payables due to paying on behalf in VAS classified as Obligation in the operating cycle.

4.	OTHER INFORMATION

4.1	Transactions and balances with key management members, the individuals involved with key management members

The key management members include members of the Management Board and Director. Individuals associated with key management members are close members in the family of key management members.

Transactions with key management members, the individuals involved with key management members

The Company had no incurred sales and services rendered transactions as well as other transactions with key management member and individuals related to key management members.

14

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTE TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

Liabilities to key management members and individuals related to key management members

Liabilities to key management members and individuals related to key management members are as following:

	31/12/2020	31/12/2019	01/01/2019
	USD	USD	USD

Mr. Tran Duy Hoa
Other payable – Dividend	76,569.46	-	-
Current loans	-	31,993.11	24,198.75
Non-current loans	32,020.70	-	-

The remuneration of the Board of Management and Director

	Year 2020	Year 2019
	USD	USD

Income	62,269.53	57,946.14
	62,269.53	57,946.14

4.2	Significant transactions with related parties during the year

The transactions with related parties are as follows:

Related parties	Transaction	Year 2020	Year 2019
		USD	USD

Green Trident Logistics (Hangzhou) Ltd,	Providing services	57.34	153,058.08
Paying on behalf		-	441.23

PT. Unique Logistics International Indonesia	Providing services	-	111,874.52
Purchasing services		73.59	176.04

Shenzhen Unique Logistics International Company Limited	Purchasing services	11,795.48	13,696.88
Providing services		1,353.32	1,739.00

TGF Unique Limited	Providing services	-	1,739.00
Purchasing services		2,646.58	2,192.94

ULI (North & East China) Co., Ltd.	Providing services	5,565.88	7,881.71
Purchasing services		17,475.91	2,331.33

ULI International Company Limited	Providing services	994.59	11,865.07
Purchasing services		55.94	104.37
	Paying on behalf	106,074.93	-

Unique Freight Solutions (Thailand) Co., Ltd.	Purchasing services	1,539.53	607.66
Providing services		-	0.96

Unique International Logistics (M) Sdn. Bhd.	Providing services	6,783.82	16,061.94
Purchasing services		3,319.12	4,564.14
	Paying on behalf	180.45	-

Unique Logistics (Korea) Co., Ltd.	Providing services	44,427.33	48,112.35
	Purchasing services	3,423.46	6,642.49

Unique Logistics Holdings Limited	Purchasing services	83,441.35	19,528.69
Providing services		-	18.10
	Other paying	47,086.50	61,528.45
	Dividend	232,901.93	48,141.07

Unique Logistics International (ATL), LLC	Providing services	14,303.56	54,613.15

15

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTE TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

Related parties	Transaction	Year 2020	Year 2019
		USD	USD

Unique Logistics International (BOS), Inc.	Providing services	24,003.09	129,560.40
	Purchasing services	1,054.35	8,943.96

Unique Logistics International (H.K) Limited	Providing services	4,101.53	2,519.26
Purchasing services		24,053.66	1,500.49
	Receiving on behalf	13,888,938.09	4,832,957.77
	Paying on behalf	15,375,733.49	4,657,546.06

Unique Logistics International (India) Private Limited	Providing services	7,889.03	30,173.78
Purchasing services		15,377.46	20.01

Unique Logistics International (LAX) Inc.	Providing services	9,517.58	30,794.73
	Purchasing services	5,463.01	6,367.56

Unique Logistics International (NYC), LLC	Providing services	21,404,823.36	3,407,958.97
	Purchasing services	2,071,677.27	252,326.91

Unique Logistics International (Shanghai), Co., Ltd.	Purchasing services	-	833.07
Providing services		64.89	49.96

Unique Logistics International (SIN) Pte. Ltd.	Purchasing services	23,806.99	5,109.03
Providing services		1,136.22	-

Unique Logistics International (South China), Limited	Purchasing services	45.19	1,287.02
Providing services		81.97	74.94

Unique Logistics International Philippines Inc.	Providing services	-	326.95

ULI (South China) Limited	Providing services	-	53.31
	Purchasing services	3,465.07	16.90

Uniquorn International Logistics Co., Ltd.	Purchasing services	3,802.52	-

Liability balances with related parties

The balances of receivable/ (payable) with the related parties are as follows:

Related parties		31/12/2020	31/12/2019	01/01/2019
		USD	USD	USD

Green Trident Logistics (Hangzhou) Ltd,	Account receivables	8.99	-	-

PT, Unique Logistics International Indonesia	Account payables	(78.53)	(4.95)	(5.00)

Shenzhen Unique Logistics International Company Limited	Account payables	(977.10)	(2,800.83)	(50.40)

TGF Unique Limited	Account payables	(2,646.12)	(916.65)	-
	Account receivables	-	-	25,863.88

ULI (North & East China) Company Limited	Account payables	(8,855.20)	(359.97)	-
Account receivables		2,608.14	572.89	3.26

16

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTE TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

Related parties		31/12/2020	31/12/2019	01/01/2019
		USD	USD	USD

ULI (South China) Limited	Account payables	(360.70)	-	(21.50)

ULI International Company Limited	Account receivables	6.23	2,226.32	4.08
Account payables		(5.01)	-	-

Unique International Logistics (M) Sdn. Bhd.	Account payables	(626.79)	(125.96)	(289.33)
Account receivables		113.57	1,979.83	379.82

Unique Logistics (Korea) Co., Ltd.	Account receivables	7,391.92	4,730.72	3,141.36
Account payables		(118.99)	-	(140.00)

Unique Logistics Holdings Limited	Account receivables	-	1,515.97	-
Account payables		(34,881.16)	(1,431.13)	(1,357.13)
	Other short-term payables	(273,127.89)	-	(88,520.19)
	Short-term loans	-	(67,985.36)	(75,000.00)
	Long-term loans	(68,043.99)	-	-

Unique Logistics International (ATL), LLC	Account receivables	-	6,284.63	3,054.82

Unique Logistics International (BOS), Inc.	Account receivables	-	36,584.95	8,787.85
		-	-	(452.07)

Unique Logistics International (H.K) Limited	Other short-term payables	(647,881.28)	-	-
Account receivables		408.18	176.27	584.83
	Other receivables	-	849,007.78	721,598.55
	Account payables	(22,781.27)	(1,850.25)	-

Unique Logistics International (India) Private Limited	Account receivables	1,324.82	1,644.66	3,116.20
Account payables		(44.06)	-	-

Unique Logistics International (LAX) Inc.	Account receivables	-	1,351.73	70,988.34
Account payables		-	-	(15,102.50)

Unique Logistics International (NYC), LLC	Account receivables	7,051,675.12	860,729.46	747,136.40
Account payables		(2,336.03)	-	(6,864.55)

Unique Logistics International (SIN) Pte. Ltd.	Account receivables	258.68	-	-
Account payables		(7,627.24)	(1,089.20)	-

Unique Logistics International (South China) Limited	Account payables	(5.02)	(29.99)	-

Unique Logistics Intl (Shanghai) Co., Ltd.	Account receivables	-	50.25	-

Uniquorn International Logistics Co., Ltd.	Account payables	(1,148.65)	-	-

Unique Freight Solutions (Thailand) Co., Ltd.	Account payables	-	-	(33.00)

17

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTE TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

4.3	Other information

Unique Logistics International (Vietnam) Co., Ltd. has prepared other financial statements for the purpose of its tax finalization for the year ended 31 December 2020 in accordance with Vietnamese Accounting Standards, Vietnamese Accounting System and statutory requirement relevant to preparation and presentation of the financial statements.

Unique Logistics International (Vietnam) Co., Ltd, has prepared other financial statements for the purpose of internal management for the financial year ended 31 December 2020 in accordance with Vietnamese Accounting Standards and Vietnamese Accounting System relating to preparation and presentation of the financial statements dated 09 March 2021

/s/ LE THI NGOC AI	/s/ LE THI NGOC AI	/s/ TRAN DUY HOA

Preparer	Chief Accountant	Director
Ho Chi Minh City, 15 August 2021

18

UNIQUE LOGISTICS INTERNATIONAL

(VIETNAM) CO., LTD.

Audited financial statements

for the year ended 31 December 2020

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No. 181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

REPORT OF DIRECTOR

Director of Unique Logistics International (Vietnam) Co., Ltd. (“The Company”) has the pleasure in presenting this report and the Company’s audited financial statements for the year ended 31 December 2020.

1.	General information

Unique Logistics International (Vietnam) Co., Ltd. is limited liability company with two or more members incorporated in Vietnam pursuant to the Business Registration Certificate No, 0310403753 on 11 October 2010 and the next amendments with the latest amendments registered on the 4th amendment issued on 23 July 2020 issued by the Planning and investment Department of Ho Chi Minh City regarding the changes of owners’ equity.

Operating duration of the Company is 10 years since 11 October 2010

The Company’s head office

-	Address : No,181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City
-	Telephone : 028 3822 2352
-	Fax : 028 3829 5440

The Company has a branch in Hanoi operated according to the first Registration Certificate No, 0310403753-001 on 24 June 2011 and the next amendments with the latest amendments registered on the fifth amendment on 03 August 2020 issued by the Planning and investment Department of Hanoi City.

The branch office is located at Floor 5, Han Viet Building, 203 Minh Khai Street, Minh Khai Ward, Hai Ba Trung District, Ha Noi City.

According to the first Business Registration Certificate dated 11 October 2010, the principal activities of the Company are to provide forwarding services

In 2020, the main activities of the Company are to provide forwarding services.

2.	The member of Member Council and Director

Members of Member Council and Director during the financial year and at the date of this report are:

Member Council

Full name	Nationality	Position
Mr, Lee, Patrick Man Bun	Canadian	Chairman
Mr, Tran Duy Hoa	Vietnamese	Member

Director

Full name	Position
Mr, Tran Duy Hoa	Director

Legal representative

The legal representative of the Company during the financial year and at the date of this report is

Mr, Tran Duy Hoa	Director

3.	The Company’s financial position and operating results

The Company’s financial position as at 31 December 2020 and its operating results for the year then ended are reflected in accompanying financial statements.

1

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

REPORT OF DIRECTOR

4.	Events since the balance sheet date

There have been no significant events occurring after the balance sheet date which would require adjustments or disclosures to be made in the financial statements.

5.	Auditors

AFC Vietnam Auditing Company Limited has been appointed to perform the audit for the year ended 31 December 2020.

6.	Director’s statement of responsibility in respect of the financial statements

Director is responsible for the financial statements for the year ended 31 December 2020 which give a true and fair view of the state of affair of the Company and of its results and cash flows for the year then ended. In preparing these financial statements, Director is required to:

-	Select suitable accounting policies and then apply them consistently;
-	Make judgments and estimates that are reasonable and prudent;
-	State whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;
-	Prepare the financial statements on the going concern basic unless it is inappropriate to presume that the Company will continue in business; and
-	Design, implement and maintain the Company’s internal control for prevention and detection of fraud and error,

Director is responsible for ensuring that the proper accounting records are kept, which disclose, with reasonable accuracy at any time, the financial position of the Company and to ensure that the accounting records comply with the applied accounting system. It is also responsible for safeguarding the assets of the Company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Director confirmed that the Company has complied with the above requirements in preparing the financial statements.

7.	Publication of the financial statements

Director does hereby publish that the accompanying financial statements which give a true and fair view of the financial position of the Company as at 31 December 2020 and the results of its operations and cash flows of the Company for the year then ended in accordance with the Vietnamese Accounting Standards, Vietnamese Accounting System and the statutory requirement relevant to preparation and presentation of the financial statements.

/s/ TRAN DUY HOA
TRAN DUY HOA
Director
Ho Chi Minh City, 09 March 2021

2

INDEPENDENT AUDITORS’ REPORT

To:	The members of Member Council and Director
Unique Logistics International (Vietnam) Co., Ltd.

We have audited the accompanying financial statements of Unique Logistics International (Vietnam) Co., Ltd. prepared on 09 March 2021 and set out from pages from 5 to 27, which comprise the balance sheet as at 31 December 2020, and the income statement, cash flow statement for the year then ended and notes to the financial statements thereto.

Director’s Responsibility for the Financial Statements

Director is responsible for the preparation and fair presentation of these financial statements in accordance with the Vietnamese Accounting Standards and Vietnamese Accounting System and comply with relevant statutory requirements to preparation and presentation of the financial statements and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit, We conducted our audit in accordance with Vietnamese Standards on Auditing. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatements of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by Director, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for audit opinion.

Auditor’s opinion

In our opinion, the accompanying financial statements give a true and fair view, in all material respects, of the financial position of Unique Logistics International (Vietnam) Co., Ltd. as at 31 December 2020 and of the results of its operations and its cash flows for the year then ended in accordance with the Vietnamese Accounting Standards and Vietnamese Enterprise Accounting System and the statutory requirements relevant to preparation and presentation of the financial statements.

Ho Chi Minh City Head Office ● Tel: +84 28 2220 0237 ● Fax: +84 28 2220 0265 ● Email: pkf.afchcm@pkf.afcvietnam.vn

2/F Indochina Park Tower ● No. 4 Nguyen Dinh Chieu Street ● Dakao Ward ● District 1 ● Ho Chi Minh City ● Vietnam ● Website: www.pkf.afcvietnam.vn

PKF - AFC Vietnam Auditing Co., Ltd. is a member firm of the PKF International Limited family of legally independent firms and does not accept any responsibility or liability for the actions or inactions of any individual member or correspondent firm or firms.

3

INDEPENDENT AUDITORS’ REPORT

(Cont.)

Limitation

Without qualifying our above opinion, we would like to note that the financial statements are prepared for the purpose of internal management of Unique Logistics International (Vietnam) Co., Ltd. Therefore, this report may not be appropriate for any other purpose. Our audit report is only for Unique Logistics International (Vietnam) Co., Ltd. and its partners. It is not available to any other parties than Unique Logistics International (Vietnam) Co., Ltd.

Other matters

Unique Logistics International (Vietnam) Co., Ltd, has prepared other financial statements for the purpose of its tax finalization for the fiscal year-ended 31 December 2020 in accordance with Vietnamese Accounting Standards and Vietnamese Accounting System relating to preparation and presentation of the financial statements. These financial statements have been audited by another Auditor

/s/ DANG THI MY VAN	/s/ NGUYEN NGOC ANH TRUC
DANG THI MY VAN	NGUYEN NGOC ANH TRUC
General Director	Auditor
Audit Practicing Registration Certificate	Audit Practicing Registration Certificate
No, 0173-2018-009-1	No, 5517-2021-009-1
AFC VIETNAM AUDITING COMPANY LIMITED
Ho Chi Minh City, 09 March 2021

4

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

181 Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

BALANCE SHEET

As at 31 December 2020

	Code	Note	31/12/2020 VND	01/01/2020 VND
ASSETS
CURRENT ASSETS	100		187,550,634,267	52,871,845,398
Cash and cash equivalents	110	5.1	11,882,122,081	7,531,456,662
Cash	111		11,882,122,081	7,531,456,662
Cash equivalents	112		-	-
Short-term investments	120		-	-
Short-term receivables	130		175,376,222,424	45,204,605,683
Short-term trade receivables	131	5.2	175,375,524,324	25,572,725,939
Short-term advances to supplies	132		698,100	-
Short-term borrowings receivables	135		-	-
Other short-term receivables	136	5.3.1	-	19,631,879,744
Inventories	140		-	-
Other current assets	150		292,289,762	135,783,053
Short-term prepaid expenses	151	5.4.1	263,766,461	135,783,053
Value added tax deductibles	152		28,523,301	-
Taxes and other receivable from State	153		-	-
Other current assets	155		-	-

ASSETS
NON-CURRENT ASSETS	200		1,135,171,349	445,473,681
Long-term receivables	210		841,062,250	291,254,250
Long-term trade receivables	211		-	-
Long-term advances to supplies	212		-	-
Other long-term receivables	216	5.3.2	841,062,250	291,254,250
Provision for doubtful LT receivables	219		-	-
Fixed assets	220		-	-
Tangible fixed assets	221		-	-
Finance leasehold assets	224		-	-
Intangible fixed assets	227		-	-
Cost	228	5.5	136,500,000	136,500,000
Accumulated amortisation	229		(136,500,000)	(136,500,000)
Investment Property	230		-	-
Long-term assets in progress	240		-	-
Long-term financial investments	250		-	-
Other long-term assets	260		294,109,099	154,219,431
Long-term prepaid expenses	261	5.4.2	294,109,099	154,219,431
Long-term tools, supplies and spare parts	263		-	-
Other long-term assets	268		-	-
TOTAL ASSETS	270		188,685,805,616	53,317,319,079

5

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

181 Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

BALANCE SHEET

As at 31 December 2020

	Code	Note	31/12/2020 VND	01/01/2020 VND
RESOURCES
LIABILITIES	300		139,488,584,515	23,038,245,825
Current liabilities	310		137,110,568,338	23,036,245,825
Short-term trade payables	311	5.6	65,011,263,868	12,654,723,019
Short-term advance from customers	312		70,318,986	-
Statutory obligations	313	5.7	14,472,032,927	6,474,552,089
Payable to employees	314	5.8	5,159,779,101	1,158,612,435
Short-term accrued expenses	315	5.9.1	2,286,040,604	425,858,282
Short-term unrealised revenues	318		-	-
Other short-term payables	319	5.10	23,732,869,307	-
Short-term loan and finance lease	320	5.11.1	26,378,263,545	2,322,500,000
Short-term provision	321		-	-
Government bonds trading	324		-	-
Long-term liabilities	330		2,378,016,177	2,000,000
Long-term trade payables	331		-	-
Long-term advance from customers	332		-	-
Long-term accrued expenses	333	5.9.2	56,016,177	-
Long-term internal payables in relation to	334		-	-
Long-term internal payables	335		-	-
Long-term unearned revenues	336		-	-
Other long-term liabilities	337		2,000,000	2,000,000
Long-term loans and finance lease	338	5.11.2	2,320,000,000	-
Convertible bonds	339		-	-
Preferred shares	340		-	-
Deferred tax liabilities	341		-	-
Long-term provisions	342		-	-
Scientific and technological development	343		-	-

6

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

181 Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

BALANCE SHEET

As at 31 December 2020

	Code	Note	31/12 /2020 VND	01/01/2020 VND
RESOURCES
OWNER’S EQUITY	400		49,197,221,101	30,279,073,254
Capital	410	5.12	49,197,221,101	30,279,073,254
Owners’ invested equity	411		3,320,000,000	3,320,000,000
Shares with voting rights	411a		3,320,000,000	3,320,000,000
Preference shares	411b		-	-
Surplus of stock capital	412		-	-
Convertible bonds option	413		-	-
Other owners’ capital	414		-	-
Treasury shares	415		-	-
Asset revaluation reserve	416		-	-
Foreign exchange differences reserve	417		-	-
Investment and development fund	418		-	-
Enterprise re-organisation support fund	419		-	-
Other funds belonging to owners’ equity	420		-	-
Retained earnings	421		45,877,221,101	26,959,073,254
Accumulated retained earnings of previous year	421a		9,535,589,533	17,423,483,720
Retained earnings of this year	421b		36,341,631,568	9,535,589,534
Fund for capital expenditure	422		-	-
Other capital, funds	430		-	-
Subsidized funds	431		-	-
Fund for fixed assets in use	432		-	-
TOTAL RESOURCES	440		188,685,805,616	53,317,319,079

/s/ LE THI NGOC AI	/s/ LE THI NGOC AI	/s/ TRAN DUY HOA
LE THI NGOC AI	LE THI NGOC AI	TRAN DUY HOA
Preparer	Chief Accountant	Director
Ho Chi Minh City, 09 March 2021

7

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

181 Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

INCOME STATEMENT

For the year ended 31 December 2020

	Code	Note	2020 VND	2019 VND
Gross sales of merchandise and service	01		715,336,453,476	208,356,267,493
Less deduction	02		-	-
Net sales	10	6.1	715,336,453,476	208,356,267,493
Cost of sales	11	6.2	641,856,548,634	180,152,286,155
Gross profit/(loss)	20		73,479,904,842	28,203,981,338
Financial income	21	6.3	431,539,419	232,293,764
Financial expenses	22	6.4	5,177,932,322	1,057,974,409
In which : Interest expenses	23		700,477,594	-
Selling expenses	24	6.5	6,875,148,195	3,045,302,650
General and administrative expenses	25	6.6	16,387,413,621	13,068,415,617
Operating profit/(loss)	30		45,470,950,123	11,264,582,426
Other income	31	6.7	149,726,799	700,598,827
Other expenses	32		54,315,015	45,694,335
Other profit/(loss)	40		95,411,784	654,904,492
Profit/(loss) before tax	50		45,566,361,907	11,919,486,918
Current corporate income tax expense	51	6.8	9,224,730,339	2,383,897,384
Deferred corporate income tax expense	52		-	-
Net profit/(loss) after tax	60		36,341,631,568	9,535,589,534

/s/ LE THI NGOC AI	/s/ LE THI NGOC AI	/s/ TRAN DUY HOA
LE THI NGOC AI	LE THI NGOC AI	TRAN DUY HOA
Preparer	Chief Accountant	Director
Ho Chi Minh City, 09 March 2021

8

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

181 Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

CASH FLOW STATEMENT

(Indirect method)

For the year ended 31 December 2020

	Code	2020 VND	2019 VND
CASH FLOW FROM OPERATING ACTIVITIES
Net profit before tax	01	45,566,361,907	11,919,486,918
Adjustments for:
Depreciation and amortisation	02	-	-
Provisions	03	-	-
(Gains)/losses from foreign exchange difference
on revaluation of monetary items	04	681,623,602	469,809,837
(Profits)/losses from investing activities	05	(7,294,907)	(4,467,676)
Interest expense	06	700,477,594	-
Operating income before changes in working capital	08	46,941,168,196	12,384,829,079
(lncrease)/decrease in receivables	09	(132,444,974,353)	(4,536,499,607)
(lncrease)/decrease in inventories	10	-	-
lncrease/(decrease) in payables	11	75,307,933,751	(1,085,707,906)
(lncrease)/decrease in prepaid expenses	12	(267,873,076)	(71,609,794)
Interest paid	14	(595,863,733)	(221,235,171)
Corporate income tax paid	15	(1,041,312,544)	(1,496,280,404)
Other cash inflow from operating activities	16	-	-
Other cash outflow from operating activities	17	-	-
Net cash flow from operating activities	20	(12,100,921,759)	4,973,496,197
CASH FLOW FROM INVESTING ACTIVITIES
Purchase of fixed assets and other long term assets	21	-	-
Interest and dividends received	27	7,294,907	4,467,676
Net cash flow from investing activities	30	7,294,907	4,467,676
CASH FLOW FROM FINANCIAL ACTIVITIES
Proceeds from capital contribution	31	-	-
Payment of capital to owners	32	-	-
Proceeds from borrowings	33	42,908,623,023	23,135,701,378
Repayments of borrowings	34	(16,530,359,478)	(23,137,031,378)
Dividends paid	36	(11,091,013,631)	-
Net cash flow from financing activities	40	15,287,249,914	(1,330,000)
Net increase/decrease in cash	50	3,193,623,062	4,976,633,873
Cash and cash equivalents at beginning of year	60	7,531,456,662	2,400,663,567
Impact of exchange rate fluctuation	61	1,157,042,357	154,159,222
Cash and cash equivalents at the end of year	70	11,882,122,081	7,531,456,662

/s/ LE THI NGOC AI	/s/ LE THI NGOC AI	/s/ TRAN DUY HOA
LE THI NGOC AI	LE THI NGOC AI	TRAN DUY HOA
Preparer	Chief Accountant	Director
Ho Chi Minh City, 09 March 2021

9

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No. 181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

There notes form an integral part of and should be read in conjunction with the accompanying financial statements,

1.	BUSINESS HIGHLIGHT

1.1	Ownership structure

Unique Logistics International (Vietnam) Co., Ltd, is limited liability company with two or more members incorporated in Vietnam pursuant to the Business Registration Certificate No. 0310403753 on 11 October 2010 and the next amendments with the latest amendments registered on the 4th amendment issued on 23 July 2020 issued by the Planning and Investment Department of Ho Chi Minh City regarding the changes of owners’ equity.

1.2	Scope of business activities

The scope of business activities is to provide forwarding services.

1.3	The principal activities

According to the first Business Registration Certificate dated 11 October 2010, the Company’s principal activities are to provide forwarding services.

In 2020, the main activities of the Company are to provide forwarding services.

1.4	Normal business cycle

The normal business cycle of the Company is not exceeding 12 months.

1.5	Statement of comparative presentation of information in the financial statements

The figures are presented in the financial statements for the financial year ended 31 December 2020 compared with the corresponding figures of previous year.

1.6	The number of employees

The number of the Company’s employees as at 31 December 2020 was 53 (as at 31 December 2019 the number of employees was 37).

2.	FINANCIAL YEAR, ACCOUNTING CURRENCY ACCOUNTING

2.1	Financial year

The Company’s financial year starts from 01 January and ends at 31 December annual.

2.2	Accounting currency

The Company maintains its accounting records in Viet Nam Dong (“VND”).

3.	ACCOUNTING STANDARDS AND SYSTEM

3.1	Applicable Accounting Standards and System

The Company’s financial statements comply with Vietnamese Accounting Standards, Vietnamese Accounting System for enterprises in accordance with Circular 200/2014/TT-BTC on 22 December 2014 issued by the Ministry of Finance regarding the accounting system and the Circulars giving the guidance on preparation and presentation of financial statements.

10

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No. 181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

3.2	Statement of compliance with the Vietnamese Accounting Standards and Vietnamese Accounting System

Director ensures that the Company complied with the Vietnamese Accounting Standards and Vietnamese Accounting System for enterprise in accordance with Circular 200/2014-BTC and the Circulars giving the guidance on the preparation and presentation of financial statements.

4.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

4.1	Basis of preparation

The financial statements are prepared on the accrual basis (except for information relating to cash flows).

4.2	Foreign currency transactions

Transactions in currencies other than VND during the year have been translated into VND at exchange rates ruling at the date of the transaction.

Exchange differences arising from transactions in foreign currencies are recognized in the financial income or financial expense. Exchange differences arising from revaluation of monetary items denominated in foreign currencies at the balance sheet date after offsetting the differences is recognized in the financial income or financial expense.

Monetary assets and liabilities denominated in currencies other than VND are translated into VND at actual rates of exchange ruling at the balance sheet date. The actual rates of exchange applied to retranslate monetary items denominated in foreign currency at reporting date are determined as follows:

●	For foreign currency accounts in banks: purchasing foreign exchange rate of the bank where the Company opened the foreign currency account as at 31 December 2020.
●	For cash and monetary assets: the foreign currency buying rate at the reporting date quoted by HSBC Bank as at 31 December 2020.
●	For monetary liabilities: the foreign currency selling rate at reporting date quoted by HSBC Bank as at 31 December 2020.

4.3	Cash and cash equivalents

Cash comprises cash on hand and cash in banks. Cash equivalents are short-term highly liquid investments with an original maturity of (less than three months since the investment date that are readily convertible into known amounts of cash and that are subject to an insignificant risk of change in value at reporting date.

4.4	Receivables

Trade and other receivables are presented at cost less provision for doubtful debts.

The classification of receivables is trade receivables and other receivables, which is complied with the following principles:

●	Trade receivables reflect the nature of the receivables arising from commercial transactions with purchase - sale between the Company and an independent purchaser.
●	Other receivables reflect the nature of the receivables arising from non-commercial transactions, and to be related to the purchase - sale transactions.

11

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No. 181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

The provision for doubtful debts presents the estimated loss due to non-payment arising on receivables that were outstanding at the balance sheet date, Increases and decreases to the provision balance are recognised as general and administration expense in the income statement.

4.5	Long-term prepaid expenses

Prepaid expenses are used to record expenses actually incurred but they are related to operation of many accounting periods, Prepaid expenses mainly include office equipment and other expenses. They are amortised to the income statement over the period for which the amount are paid or the period in which economic benefit are generated in relation to these expenses less than 3 years.

4.6	Intangible fixed assets

Intangible fixed assets determined at the initial costs less amortization.

The initial cost of an intangible fixed asset comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use. Costs relating to intangible assets incurred after initial recognition are recognized to the income statement, except for costs which are related to the specific intangible assets and increase benefits economic from these assets.

When assets are sold or liquidated, their cost and accumulated amortisation are removed from the balance sheet and any gain or loss resulting from their disposal is included in the income statement.

Intangible assets are depreciated on a straight-line over the estimated useful life of these assets as follows:

Software	3 years

4.7	Payables and accruals

Accounts payable and accrued expenses are recognized for amounts to be paid in the future, which related to receive the goods and services. Accrued expenses are recorded based on reasonable estimates payment.

The classification of liabilities is payable to suppliers, accrued expenses, internal payables and other payables, which complied with the following principles:

●	Trade payables reflect the nature of the payables arising from commercial transactions with purchase of goods, services, property between the Company and an independent seller.
●	Accrued expenses reflect the payables for goods and services received from the seller or provided with the purchaser but have not been paid until having invoices or having insufficient billing records, accounting records, and payables to employees including salary, production costs, and sales must accruals. Any difference between accrued account and actual expenses shall be recognised.
●	Other payables reflect the nature of the payables of non-commercial, not related to the purchase, sale, rendering of service transactions.

12

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

4.8	Revenue and income

Revenue from rendering of services

The revenue of transaction related to the services is recorded when the result of the transaction can be measured reliably. In case that the services are to be provided in many accounting periods, the determination of sales in each period is done on the basis of the service completion rate as of the balance sheet date. Revenue is recognized upon completion of services provided when satisfy all four conditions:

●	Revenue can be measured reliably;
●	It is possible to obtain economic benefits from the service provision transaction;
●	The work volume finished on the date of making the accounting balance sheet can be determined;
●	The costs incurred from the service provision transaction and the costs of its completion can be determined.

Interest income

Interest is recognised on an accrual basis, are determined on the balance of cash in bank and the actual interest rate unless uncollectible is in doubt.

4.9	Corporate income tax (“CiT”)

Corporate income tax for the year comprises current and deferred tax, Income tax is recognised in the income statement except to the extent that it relates to items recognised directly to equity, in which case it is recognised in equity.

Current corporate income tax

Current tax is the expected tax payable on the taxable income for the year, using tax rate enacted or substantively enacted at the balance sheet date, and any adjustment to tax payable in respect of previous year.

Deferred tax

Deferred tax is provided using the balance sheet liability method, providing for temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. The amounts of deferred tax provided is based on the expected manner of realisation or settlement of the carrying amounts of assets and liabilities using tax rates enacted or substantively enacted at the balance sheet date.

A deferred tax asset is recognised only to the extent that it is probable that future taxable profits will be available against which the asset can be utilised. Deferred tax assets are reduced to the extent that it is no longer probable that the related tax benefit will be realised.

According to Circular No, 78/2014/ TT-BTC on 18 June 2014 issued by the Ministry of Finance, the Company is obligated to pay corporate income tax at the rate of 20% tax rate on taxable income from 01 January 2016.

Tax returns of the Company are subjected to examination by the Tax Authorities. Because the application of tax laws and regulations on taxes on many types of transactions is susceptible to varying interpretations, amounts reported in the financial statements could be changed at a later date upon final determination by the tax authorities.

4.10	Related parties

Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial and operating decisions, Parties are also considered to be related if they are subject to common control or common significant influence by the same third party.

13

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No. 181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

The following parties are known as the Company’s related parties:

Company	Relationship

Unique Logistics Holdings Limited	Parent Company
Green Trident Logistics (Hangzhou) Ltd.	Inter-company
PT, Unique Logistics International Indonesia	Inter-company
Shenzhen Unique Logistics International Limited	Inter-company
TGF Unique Limited	Inter-company
ULI (North & East China) Company Limited	Inter-company
ULI (South China) Limited	Inter-company
ULI International Company Limited	Inter-company
Unique Freight Solutions (Thailand) Co., Ltd.	Inter-company
Unique International Logistics (M) Sdn. Bhd.	Inter-company
Unique Logistics (Korea) Co., Ltd.	Inter-company
Unique Logistics International (ATL), LLC	Inter-company
Unique Logistics International (NYC), LLC	Inter-company
Unique Logistics International (SIN) Pte. Ltd.	Inter-company
Unique Logistics International Philiphines Inc.	Inter-company
Unique Logistics Intl (BOS) Inc	Inter-company
Unique Logistics Int’l (H.K) Ltd.	Inter-company
Unique Logistics Intl (India) Pvt. Ltd.	Inter-company
Unique Logistics Intl (LAX) Inc.	Inter-company
Unique Logistics Intl (Shanghai) Co., Ltd.	Inter-company
Unique Logistics Intl (South China) Ltd.	Inter-company
Uniquorn International Logistics Co., Ltd.	Inter-company
Board of Management and Director	Key members

5.	ADDITIONAL INFORMATION TO ITEMS IN THE BALANCE SHEET

5.1	Cash and cash equivalents

	31/12/2020	01/01/2020
	VND	VND

Cash on hand
+ VND	381,332,742	1,456,416,258
Cash in bank
+ VND	8,905,146,679	3,935,485,342
+ USD	2,595,642,660	2,139,555,062
	11,882,122,081	7,531,456,662

Details of cash balance in foreign currencies as at 31 December 2020 are as follow:

	Original amount	Equivalent to
		VND

Cash in bank – USD	112.755,98	2,595,642,660
	112,755,98	2,595,642,660

14

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No. 181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

5.2	Short-term trade receivables

	31/12/2020 VND	01/01/2020 VND
Trade receivables - Related parties
Green Trident Logistics (Hangzhou) Ltd.	206,907	-
ULI (North & East China) Company Limited	60,000,177	13,239,373
ULI International Company Limited	143,329	51,450,274
Unique International Logistics (M) Sdn. Bhd.	2,612,680	45,753,960
Unique Logistics (Korea) Co., Ltd.	170,051,200	109,327,035
Unique Logistics Holdings Limited	-	35,033,984
Unique Logistics International (ATL), LLC	-	145,237,862
Unique Logistics International (BOS), Inc.	-	845,478,129
Unique Logistics International (H.K) Limited	9,390,263	4,073,605
Unique Logistics International (India) Private Limited	30,477,494	38,008,008
Unique Logistics International (LAX) Inc.	-	31,238,588
Unique Logistics International (NYC), LLC	162,223,786,148	19,891,457,870
Unique Logistics International (SIN) Pte. Ltd.	5,951,040	-
Unique Logistics Intl (Shanghai) Co. Ltd.	-	1,161,250
Trade receivables - Other organizations and individuals
Fond Express Int’l (SFO) Inc.	6,778,049	509,820,256
Hansae Co. Ltd.	1,204,164,365	-
NNR Global Logistics France	4,797,189,900	-
Yakjin Trading Corporation	1,442,219,780
Others	5,422,552,992	3,851,445,745
	175,375,524,324	25,572,725,939

As at 31 December 2020, the balances of trade receivables in foreign currency are:

	Foreign currency	Equivalent VND

Account receivables - USD	7,409,277,06	172,274,006,365
Account receivables - EUR	20,00	566,180
		172,274,572,545

5.3	Other receivables

5.3.1	Other short-term receivables

	Amount VND	31/12/2020 Amount Provision VND	Amount VND	01/01/2020 Amount Provision VND

Other short-term receivables Related parties
Unique Logistics International
(H.K) Limited - Receipt and payment on behalf	-	-	19,620,569,744	-
Other short-term receivables - Third parties
Other receivables	-	-	11,310,000	-
	-	-	19,631,879,744	-

15

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No. 181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

5.3.2	Other long-term receivables

	Amount VND	31/12/2020 Provision VND	Amount VND	01/01/2020 Provision VND
Long-term deposit - Third parties
Deposit for office rental	276,112,250	-	261,304,250	-
Warehouse rental deposit	301,300,000	-	1,300,000	-
Export service deposit	167,000,000	-	-	-
Others	96,650,000	-	28,650,000	-
	841,062,250	-	291,254,250	-

5.4	Prepaid expenses

5.4.1	Short-term prepaid expenses

	31/12/2020	01/01/2020
	VND	VND

Tools and equipment	22,175,449	9,380,424
Other expenses	241,591,012	126,402,629
	263,766,461	135,783,053

5.4.2	Long-term prepaid expenses

	31/12/2020	01/01/2020
	VND	VND

Tools and supplies	277,523,271	128,988,599
Other expenses	16,585,828	25,230,832
	294,109,099	154,219,431

5.5	Intangible fixed assets

The cost of intangible fixed assets (accounting software) which was fully depreciated but is still in use is VND 136,500,000.

5.6	Short-term trade payables

	31/12/2020	01/01/2020
	VND	VND

Account payables - related parties
PT, Unique Logistics International Indonesia	1,820,782	114,950
Shenzhen Unique Logistics International Company Limited	22,654,130	65,063,243
TGF Unique Limited	61,350,333	21,293,754
ULi (North & East China) Co, Ltd.	205,307,832	8,362,134
ULI (South China) Limited	8,362,800	-
ULi International Company Limited	116,150	-
Unique international Logistics (M) Sdn. Bhd.	14,532,238	2,925,986
Unique Logistics (Korea) Co., Ltd.	2,758,795	-
Unique Logistics Holdings Limited	808,719,785	33,245,067
Unique Logistics International (H.K) Limited	528,183,748	42,981,266
Unique Logistics international (NYC), LLC	54,160,926	-
Unique Logistics international (SIN) Pte. Ltd.	176,837,486	25,302,121
Unique Logistics International (South China) Limited	116,350	696,600
Unique Logistics Intl (India) Ptv. Ltd.	1,021,460	-

16

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No,181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

	31/12/2020 VND	01/01/2020 VND

Uniquorn International Logistics Co., Ltd. Shenzhen Branch	26,631,550	-
Account payables - third parties
Logistics Viettel Company Limited	-	1,483,094,500
Viva Cargo International Logistics Company Limited	6,008,610,468	265,599,831
Hanlog Logistics Trading Company Limited	9,371,806,315	-
Harvest Global Forwarding (Viet Nam) Company Limited	5,537,254,870	-
Partners & Brothers Logistics Company Limited	6,198,677,967	-
Korean Airlines representative in Viet Nam at Ha Noi	8,763,316,819	-
Aviation Solutions Services Company Limited	1,835,457,988	-
Hapag-Lloyd (Viet Nam) Company Limited	1,998,205,510	-
Indochina Air Cargo Agency Company Limited	2,959,480,547	-
Prime Cargo Company Limited	1,275,870,733	-
Ha Noi Forwarding and Transportation Company Limited	-	1,540,259,111
Aircity Co.,Ltd.	-	2,261,185,606
Sea & Air Freight international (SAFI)	11,928,678,804	2,746,815,556
Other suppliers	7,221,329,482	4,157,783,294
	65,011,263,868	12,654,723,019

As at 31 December 2020, the balances of trade payables in foreign currency are as following:

	Foreign currency	Equivalent VND
Account payables - USD	92,330,52	2,191,986,830
Account payables - GBP	2,022,27	61,350,333
Account payables - EUR	1,767,38	47,596,714
		2,300,933,877

5.7	Taxes and obligation payable to the State

	01/01/2020	Incurring in year		31/12/2020
	Payable VND	Increase VND	Paid/Deducted VND	Payable VND

VAT payables	112,713,318	1,090,586,555	(1,203,299,873)	-
Corporate income tax	6,046,054,225	9,224,730,339	(1,041,312,544)	14,229,472,020
Personal income tax	315,784,546	516,327,359	(589,550,998)	242,560,907
License tax	-	3,000,000	(3,000,000)	-
	6,474,552,089	10,834,644,253	(2,837,163,415)	14,472,032,927

5.8	Payables to employees

	31/12/2020	01/01/2020
	VND	VND

Salary for seasonal staff	96,850,000	-
Annual leaves	-	116,625,000
Bonus for employees	5,062,929,101	1,041,987,435
	5,159,779,101	1,158,612,435

17

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No,181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

5.9	Accrued expenses

5.9.1	Short-term accrued expenses

	31/12/2020 VND	01/01/2020 VND

Year-end party	200,000,000	172,999,585
Interest expenses	206,009,948	-
Corporation fee	1,682,926,389	166,869,457
Others	197,104,267	85,989,240
	2,286,040,604	425,858,282

5.9.1	Long-term accrued expenses

	31/12/2020 VND	01/01/2020 VND

Interest expenses	56,016,177	-
	56,016,177	-

5.10	Other short-term payables

	31/12/2020 VND	01/01/2020 VND

Other payables - Related parties
Unique Logistics International (H,K) Limited - Paying on behalf	15,021,127,448	-
Unique Logistics Holdings Limited - Dividend	6,332,470,090	-
Mr Tran Duy Hoa - Dividend	1,775,262,855	-
Other payables - Third parties
Other payables	604,008,914	-
	23,732,869,307	-

5.11	Loans and finance lease

5.11.1	Short-term loans and finance lease

	Amount VND	31/12/2020 Payment capacity VND	Amount VND	01/01/2020 Payment capacity VND
Short-term loan from related parties
Unique Logistics Holdings Limited	-	-	1,579,300,000	1,579,300,000
Mr. Tran Duy Hoa	-	-	743,200,000	743,200,000
Short-term loan from third parties
HSBC (Viet Nam) bank (a)	26,378,263,545	26,378,263,545	-	-
	26,378,263,545	26,378,263,545	2,322,500,000	2,322,500,000

18

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD,

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

(a)	This is a short-term loan of HSBC (Viet Nam) Bank according to General Facility No. VNM 153657 dated 18 September 2018 and Amendment agreement - No. 2 No. VNM 160251 dated 14 October 2020 with an amount of VND 45,500,000,000, interest rate specify in each accommodation letter. Loan duration is 90 days for each loan. The Company uses these loans to carry out the investment projects in the forwarding industry. This loan is guaranteed by Company Guarantee from Uniqu.e Logistics Holdings Limited with the value of USD 1,000,000,00 and by a Hold Cover Guarantee from HSBC bank - Singapore branch with the value of USD 1,000,000,00.

19

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

Details of short-term loans are as follows:

	01/01/2020	Receipt	Exchange difference	Transfer from short-term loan to long-term loan	Payment	31/12/2020
	VND	VND	VND	VND	VND	VND

Related parties
Unique Logistics Holdings Limited	1,579,300,000	-	(1,700,000)	(1,577,600,000)		-
Mr. Tran Duy Hoa	743,200,000		(800,000)	(742,400,000)		-
Third parties
HSBC Bank (Viet Nam)	-	42,908,623,023	-	-	(16,530,359,478)	26,378,263,545
	2,322,500,000	42,908,623,023	(2,500,000)	(2,320,000,000)	(16,530,359,478)	26,378,263,545

20

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

5.11.2	Long-term loans and finance lease

	Amount	31/12/2020 Payment capacity	Amount	01/01/2020 Payment capacity
	VND	VND	VND	VND

Long-term loan from related parties
Unique Logistics Holdings Limited (1)	1,577,600,000	1,577,600,000
Mr. Tran Duy Hoa (2)	742,400,000	742,400,000	-	-
	2,320,000,000	2,320,000,000	-	-

(1)	Loans from the Parent Company according to Loan agreement No: 40605-002HK/293020 dated 22 January 2011, the appendix signed on 21 January 2020 with a total value of USD 68,000,00, its interest rate 3%/ year. Loan term: up to 21 January 2023, the Company uses the loan to carry out the investment project in the forwarding industry.

(2)	This is a short-term loan according to the Agreement No. 2018-01-VJ dated 24 April 2018 and the appendix dated 24 April 2020 with an amount of VND 743,840,000 (equivalent to USD 32,000,00) from Mr. Tran Duy Hoa. The interest rate is 3%Z year. Term of the loan: up to 23 April 2023. The Company uses these loans to carry out the investment projects in the forwarding industry.

Details of short-term loans are as follows:

	01/01/2020	Transfer from short-term	31/12/2020
	VND	VND	VND

Related parties
Unique Logistics Holdings Limited	-	1,577,600,000	1,577,600,000
Mr, Tran Duy Hoa	-	742,400,000	742,400,000
	-	2,320,000,000	2,320,000,000

5.12	Owner’s equity

5.12.1	Increase/Decrease in owner’s equity

	Owner’s equity	Retained earnings	Total
	VND	VND	VND

Balance at 01/01/2019	3,320,000,000	19,348,429,361	22,668,429,361
Other decreases	-	(1,924,945,641)	(1,924,945,641)
Profit for the year		9,535,589,534	9,535,589,534
Balance at 31/12/2019	3,320,000,000	26,959,073,254	30,279,073,254

Balance at 01/01/2020	3,320,000,000	26,959,073,254	30,279,073,254
Distributing in year	-	(17,423,483,721)	(17,423,483,721)
Profit for the year	-	36,341,631,568	36,341,631,568
Balance at 31/12/2020	3,320,000,000	45,877,221,101	49,197,221,101

21

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

5.12.2	Details of owners’ capital

Up to 31 December 2020, the members has fully contributed the charter capital of VND 3,320,000,000 under the 3rd amended Business Registration Certificate dated 14 November 2018.

	Contributed capital as at		Contributed capital as at
	31/12/2020	Ratio	01/01/2020	Ratio
	VND		VND

Unique Logistics Holdings Limited	2,257,600,000	68%	2,257,600,000	68%
Mr. Tran Duy Hoa	1,062,400,000	32%	1,062,400,000	32%
	3,320.000,000	100%	3,320,000,000	100%

5.13	Off balance sheet items

	31/12/2020	01/01/2020
USD	112,755,98	92,521,30

6.	ADDITIONAL INFORMATION FOR ITEMS SHOWN IN THE INCOME STATEMENT

6.1	Revenue from rendering of services

6.1.1	Revenue

	Year 2020	Year 2019
	VND	VND

Revenue from rendering of services	715,336,453,476	208,356,267,493
	715,336,453,476	208,356,267,493

6.1.2	Rendering of services due to related parties

	Year 2020	Year 2019
	VND	VND

Green Trident Logistics (Hangzhou) Ltd.	1,329,236	3,557,835,015
PT, Unique Logistics International Indonesia	-	2,600,523,273
Shenzhen Unique Logistics International Limited	31,371,250	40,422,950
TGF Unique Limited	-	443,118,437
ULI (North & East China) Co., Ltd.	129,022,759	183,210,327
ULI International Company Limited	23,055,589	275,803,561
Unique Freight Solutions (Thailand) Co., Ltd.	-	22,320
Unique International Logistics (M) Sdn. Bhd.	157,255,693	373,359,686
Unique Logistics (Korea) Co., Ltd.	1,029,869,861	1,118,371,594
Unique Logistics Holdings Limited	-	420,645
Unique Logistics International (ATL), LLC	331,570,894	1,269,482,708
Unique Logistics International (BOS), Inc.	556,415,545	3,011,631,478
Unique Logistics International (H.K) Limited	95,077,536	58,560,231
Unique Logistics International (India) Private Limited	182,875,607	701,389,619
Unique Logistics International (LAX) Inc.	220,627,106	715,823,464
Unique Logistics International (NYC), LLC	496,185,210,361	79,218,006,168
Unique Logistics international (Shanghai) Co., Ltd.	1,504,218	1,161,250
Unique Logistics International (SIN) Pte. Ltd.	26,338,743	-
Unique Logistics International (South China) Limited	1,900,049	1,239,302
Unique Logistics International Philippines Inc.	-	7,599,870
	498,973,424,447	93,577,981,898

22

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

6.2	Cost of sales

	Year 2020	Year 2019
	VND	VND

	641,856,548,634	180,152,286,155
Cost of services	641,856,548,634	180,152,286,155

6.3	Financial income

	Year 2020	Year 2019
	VND	VND

Term bank interest	7,294,907	4,467,676
Realized foreign exchange gains	424,244,512	227,826,088
	431,539,419	232,293,764

6.4	Financial expenses

	Year 2020	Year 2019
	VND	VND

Loan interests	700,477,594	-
Realized foreign exchange losses	3,795,831,126	588,164,572
Foreign exchange losses arising from revaluation of monetary items	681,623,602	469,809,837
	5,177,932,322	1,057,974,409

6.5	Selling expenses

	Year 2020	Year 2019
	VND	VND

Staff cost	6,532,549,240	2,251,255,508
Others	342,598,955	794,047,142
	6,875,148,195	3,045,302,650

6.6	General and administrative expenses

	Year 2020	Year 2019
	VND	VND

Salaries	10,303,471,040	9,184,352,693
Office supplies and stationery	199,926,224	255,821,966
Tax and fee expenses	3,000,000	3,000,000
Office rental	1,110,603,317	1,102,820,118
Corporation fees	2,543,790,451	718,230,666
Others	2,226,622,589	1,804,190,174
	16,387,413,621	13,068,415,617

6.7	Other income

	Year 2020	Year 2019
	VND	VND

Decreasing of corporation fee in 2017 - 2018	-	589,833,093
Collect from losses in transport	102,979,580	109,688,049
Others	46,747,219	1,077,685
	149,726,799	700,598,827

23

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

6.8	Current corporate income tax expenses

	Year 2020	Year 2019
	VND	VND

Accounting net profit before tax	45,566,361,907	11,919,486,918
Adjustment to increase/(decrease) profit Exchange difference losses	557,289,786	-
Taxable income	46,123,651,693	11,919,486,918
Tax rate	20%	20%
Current corporate income tax expenses	9,224,730,339	2,383,897,384

6.9	Production cost according to factors

	Year 2020	Year 2019
	VND	VND

Office tools	199,926,224	255,821,966
Staff cost	16,836,020,280	11,435,608,201
External services rendered	647,927,683,754	183,777,527,113
Other expenses	155,480,192	797,047,142
	665,119,110,450	196,266,004,422

7	OTHER INFORMATION

7.1	Transactions and balances with key management members, the individuals involved with key management members

The key management members include members of the Management Board and Director. Individuals associated with key management members are close members in the family of key management members.

Transactions with key management members, the individuals involved with key management members

The Company had no incurred sales and services rendered transactions as well as other transactions with key management member and individuals related to key management members.

Liabilities to key management members and individuals related to key management members

Liabilities to key management members and individuals related to key management members are presented in the Notes in item 5.11 and 5.12.

The remuneration of the Board of Management and Director

	Year 2020	Year 2019
	VND	VND

Income	1,443,470,000	1,346,958,000
	1,443,470,000	1,346,958,000

24

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

7.2	Significant transactions with related parties during the year

The transactions with related parties are as follows:

Related parties	Transaction	Year 2020	Year 2019
		VND	VND

Green Trident Logistics (Hangzhou) Ltd,	Providing services	1,329,236	3,557,835,015
	Paying on behalf	-	10,256,390

PT. Unique Logistics International Indonesia	Providing services	-	2,600,523,273
	Purchasing services	1,705,832	4,092,000

Shenzhen Unique Logistics International Company Limited	Purchasing services	273,431,053	318,384,058
	Providing services	31,371,250	40,422,950

TGF Unique Limited	Providing services	-	443,118,437
	Purchasing services	61,350,333	50,974,872

ULI (North & East China) Co., Ltd.	Providing services	129,022,759	183,210,327
	Purchasing services	405,109,184	54,191,861

ULI international Company Limited	Providing services	23,055,589	275,803,561
	Purchasing services	1,296,812	2,426,023
	Paying on behalf	2,458,922,903	-

Unique Freight Solutions (Thailand) Co., Ltd.	Purchasing services	35,687,879	14,124,953
	Providing services	-	22,320

Unique International Logistics (M) Sdn. Bhd.	Providing services	157,255,693	373,359,686
	Purchasing services	76,940,577	106,093,526
	Paying on behalf	4,183,060	-

Unique Logistics (Korea) Co., Ltd.	Providing services	1,029,869,861	1,118,371,594
	Purchasing services	79,359,138	154,404,634

Unique Logistics Holdings Limited	Purchasing services	1,934,253,946	453,944,482
	Providing services	-	420,645
	Other paying	1,091,512,136	1,430,228,804
	Dividend	5,398,899,528	1,119,039,075

Unique Logistics International (ATL), LLC	Providing services	331,570,894	1,269,482,708

Unique Logistics International (BOS), Inc.	Providing services	556,415,545	3,011,631,478
	Purchasing services	24,440,861	207,902,267

Unique Logistics International (H.K) Limited	Providing services	95,077,536	58,560,231
	Purchasing services	557,587,795	34,878,789
	Receiving on behalf	321,959,473,897	112,342,103,317
	Paying on behalf	356,424,877,920	108,264,658,076

Unique Logistics International (India) Private Limited	Providing services	182,875,607	701,389,619
	Purchasing services	356,464,958	465,100

Unique Logistics International (LAX) Inc.	Providing services	220,627,106	715,823,464
	Purchasing services	126,637,988	148,013,936

Unique Logistics International (NYC), LLC	Providing services	496,185,210,361	79,218,006,168
	Purchasing services	48,023,550,742	5,865,338,998

Unique Logistics International (Shanghai), Co., Ltd.	Purchasing services	-	19,364,616
	Providing services	1,504,218	1,161,250

25

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

Related parties	Transaction	Year 2020	Year 2019
		VND	VND

Unique Logistics International (SIN) Pte. Ltd.	Purchasing services	551,869,794	118,759,313
	Providing services	26,338,743	-

Unique Logistics International (South China), Limited	Purchasing services	1,047,625	29,916,758
	Providing services	1,900,049	1,741,875

Unique Logistics International Philippines Inc.	Providing services	-	7,599,870

ULI (South China) Limited	Providing services	-	1,239,302
	Purchasing services	80,323,748	392,861

Uniquorn International Logistics Co., Ltd.	Purchasing services	88,146,200	-

Liability balances with related parties

The balances of receivable/ (payable) with the related parties are as follows;

Related parties		31/12/2020	01/01/2020

Green Trident Logistics (Hangzhou) Ltd,	Account receivables (Note 5.2)	206,907	-

PT, Unique Logistics International Indonesia	Account payables (Note 5.6)	(1,820,782)	(114,950)

Shenzhen Unique Logistics International Company Limited	Account payables (Note 5.6)	(22,654,130)	(65,063,243)

TGF Unique Limited	Account payables (Note 5.6)	(61,350,333)	(21,293,754)

ULI (North & East China) Company Limited	Account payables (Note 5.6)	(205,307,832)	(8,362,134)
	Account receivables (Note 5.2)	60,000,177	13,239,373

ULI (South China) Limited	Account payables (Note 5.6)	(8,362,800)	-

ULI international Company Limited	Account receivables (Note 5.2)	143,329	51,450,274
	Account payables (Note 5.6)	(116,150)	-

Unique International Logistics (M) Sdn. Bhd.	Account payables (Note 5.6)	(14,532,238)	(2,925,986)
	Account receivables (Note 5.2)	2,612,680	45,753,960

Unique Logistics (Korea) Co., Ltd.	Account receivables (Note 5.2)	170,051,200	109,327,035
	Account payables (Note 5.6)	(2,758,795)	-

Unique Logistics Holdings Limited	Account receivables (Note 5.2)	-	35,033,984
	Account payables (Note 5.6)	(808,719,785)	(33,245,067)
	Other short-term payables (Note 5.10)	(6,332,470,090)	-
	Short-term loans (Note 5.11.1)	-	(1,579,300,000)
	Long-term loans (Note 5.11.2)	(1,577,600,000)	-

Unique Logistics International (ATL), LLC	Account receivables (Note 5.2)	-	145,237,862

Unique Logistics International (BOS), Inc.	Account receivables (Note 5.2)	-	845,478,129

26

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

Related parties		31/12/2020	01/01/2020

Unique Logistics International (H.K) Limited	Other short-term payables (Note 5.10)	(15,021,127,448)	-
	Account receivables (Note 5.2)	9,390,263	4,073,605
	Other receivables (Note 5.3.1)	-	19,620,569,744
	Account payables (Note 5.6)	(528,183,748)	(42,981,266)

Unique Logistics International (India) Private Limited	Account receivables (Note 5.2)	30,477,494	38,008,008
	Account payables (Note 5.6)	(1,021,460)	-

Unique Logistics International (LAX) Inc	Account receivables (Note 5.2)	-	31,238,588

Unique Logistics International (NYC), LLC	Account receivables (Note 5.2)	162,223,786,148	19,891,457,870
	Account payables (Note 5.6)	(54,160,926)	-

Unique Logistics International (SIN) Pte. Ltd.	Account receivables (Note 5.2)	5,951,040	-
	Account payables (Note 5.6)	(176,837,486)	(25,302,121)

Unique Logistics International (South China) Limited	Account payables (Note 5.6)	(116,350)	(696,600)

Unique Logistics Inti (Shanghai) Co., Ltd.	Account receivables (Note 5.2)	-	1,161,250

Uniquorn International Logistics Co., Ltd.	Account payables (Note 5.6)	(26,631,550)	-

7.3	Events after the balance sheet date

There has been no significant event occurring after the balance sheet date which would require adjustments or disclosures to be made the notes to the financial statements.

7.4	Other information

Unique Logistics International (Vietnam) Co.. Ltd. has prepared other financial statements for the purpose of its tax finalization for the year ended 31 December 2020 in accordance with Vietnamese Accounting Standards, Vietnamese Accounting System and statutory requirement relevant to preparation and presentation of the financial statements

/s/ LE THI NGOC AI	/s/ LE THI NGOC AI	/s/ TRAN DUY HOA
LE THI NGOC AI	LE THI NGOC AI	TRAN DUY HOA
Preparer	Chief Accountant	Director
Ho Chi Minh City,09 March 2021

27